                                                                     EXHIBIT 1.4

                                                                Draft of 3/22/94

                             Enserch Capital L.L.C.
                            ____% Cumulative Monthly
                     Income Preferred Securities, Series A
              (liquidation preference $25 per Preferred Security)
                                 guaranteed by
                              ENSERCH Corporation

                             Underwriting Agreement
                             ----------------------


                                                           _______________, 1994
[Name and Address of Underwriters]


Dear Sirs:

          Enserch Capital L.L.C., a limited liability company formed under the laws of the State of Delaware (the "Company"), and ENSERCH Corporation, a Texas corporation, as guarantor and provider of certain backup undertakings (the "Guarantor" or "ENSERCH"), propose, subject to the terms and conditions stated herein, that the Company issue and sell to the Underwriters named in Schedule I hereto (the "Underwriters") an aggregate of ______________ preferred limited liability company interests of the Company of a series designated the ____% Cumulative Monthly Income Preferred Securities, Series A (liquidation preference $25 per Preferred Security) (the "Preferred Securities"), guaranteed (the "Guarantee") by the Guarantor as to the payment of dividends, as, if, and when declared and as to payments on liquidation or redemption and entitled to the benefits of certain backup undertakings described in the Final Supplemented Prospectus (as defined in Section 1(a) hereof) (the "Undertakings") provided by the Guarantor (the Undertakings together with the Guarantee being referred to collectively as the "Backup Undertakings," and the Preferred Securities and the related Backup Undertakings, being referred to collectively as the "Securities").

          1. Each of the Company and the Guarantor jointly and severally represents and warrants to, and agrees with, each of the Underwriters that:

          (a) A registration statement on Form S-3 (File No. 33-52525) in respect of Debt Securities, Preferred Stock, Depositary Shares and Common Stock, $4.45 par value, of the Guarantor and the Securities (collectively, the "Registered Securities") has been filed with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act") and the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), and delivered to you; such registration statement and any post effective amendment thereto, each in the form heretofore delivered to you and, excluding exhibits thereto but including all documents incorporated by reference in the prospectus contained therein, to you for each of the other Underwriters, have been declared effective by the Commission in such form; no other document with respect to such registration statement or document incorporated by reference therein has heretofore been filed, or transmitted for filing, with the Commission other than the Guarantor's Current Report on Form 8-K dated March __, 1994 and the Preliminary Supplemented Prospectus (as hereinafter defined); and no stop order suspending the effectiveness of such registration statement has been issued
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     and no proceeding for that purpose has been initiated or threatened by the
     Commission (any preliminary prospectus included in such registration statement or filed with the Commission pursuant to Rule 424(a) of the rules and regulations of the Commission under the Act, being hereinafter called a "Preliminary Prospectus"; the various parts of such registration statement, including all exhibits thereto and the documents incorporated by reference in the prospectus contained in the registration statement at the time such part of the registration statement became effective, each as amended at the time such part of the registration statement became effective, being hereinafter called the "Registration Statement"; the prospectus relating to the Registered Securities, in the form in which it was included in the Registration Statement at the time it became effective, being hereinafter called the "Prospectus"; any reference herein to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Act, as of the date of such Preliminary Prospectus or Prospectus, as the case may be; and any reference to any amendment or supplement to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any documents filed after the date of such Preliminary Prospectus or Prospectus, as the case may be, under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and incorporated by reference in such Preliminary Prospectus or Prospectus, as the case may be; any reference to any amendment to the Registration Statement shall be deemed to refer to and include any annual report of the Guarantor filed pursuant to
     Section 13(a) or 15(d) of the Exchange Act after the effective date of the Registration Statement that is incorporated by reference in the Registration Statement; the Prospectus as supplemented on April __, 1994 in preliminary form in relation to the Securities, in the form in which it was filed with the Commission pursuant to Rule 424(b) under the Act, including any documents incorporated by reference therein as of the date of such filing, being hereinafter called the "Preliminary Supplemented Prospectus"; and the Prospectus as amended or supplemented in final form in relation to the Securities in the form in which it is filed with the Commission pursuant to Rule 424(b) under the Act in accordance with Section 5(a) hereof, including any documents incorporated by reference therein as of the date of such filing, being hereinafter called the "Final Supplemented Prospectus");

          (b) The documents incorporated by reference in the Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and any further documents so filed and incorporated by reference in the Prospectus or any further amendment or supplement to such documents, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company or the Guarantor by an Underwriter through you expressly for use in the Preliminary Supplemented Prospectus or the Final Supplemented Prospectus;

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

          (c) No order preventing or suspending the use of any Preliminary Prospectus has been issued by the Commission, and each Preliminary Prospectus, at the time of filing thereof conformed in all material respects to the requirements of the Act and the Trust Indenture Act, and the rules and regulations of the Commission thereunder, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company or the Guarantor by an Underwriter through you expressly for use therein;

          (d) The Registration Statement conforms, and the Prospectus and any further amendments or supplements to the Registration Statement or the Prospectus will conform, in all material respects to the applicable requirements of the Act, the Trust Indenture Act and the rules and regulations of the Commission thereunder and do not and will not, as of the applicable effective date as to the Registration Statement and any amendment thereto, and as of the applicable filing date as to the Prospectus as further amended or supplemented, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company or the Guarantor by an Underwriter through you expressly for use therein;

          (e) The Company has no subsidiaries. Except as contemplated in the Prospectus, subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, neither the Company, the Guarantor nor any of the Guarantor's other subsidiaries has sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree; and, since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been any material change, on a consolidated basis, in the capital stock (other than from stock issued under employee benefit and stock option plans) or long-term debt (other than from currency fluctuations and normal repurchases of long-term debt for sinking fund purposes and scheduled repayments) of the Guarantor and its subsidiaries or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, stockholders' equity (other than any decrease in net worth as a result of the declaration by the Guarantor of regular quarterly dividends on its preferred stock and Common Stock) or results of operations of the Guarantor and its subsidiaries considered as a whole;

          (f) The Company has been duly formed and is validly existing as a limited liability company in good standing under the laws of the State of Delaware, with power and authority to own its properties and conduct its business as described in the Preliminary Supplemented Prospectus and the Final Supplemented Prospectus, and has been duly qualified as a foreign limited liability company for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction;

          (g) The Guarantor and each United States subsidiary (other than the Company) and each material non-United States subsidiary of the Guarantor has been duly incorporated and is an existing corporation in good standing under the laws of its jurisdiction of incorporation, has full power and authority (corporate and other) to conduct its business as described in the Registration Statement and Prospectus and is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which it owns or leases real property or in which the conduct of its business requires such qualification except where the failure to be so qualified, considering all such cases in the aggregate, does not involve a material risk to the business, properties, financial position or results of operations of the Guarantor and its subsidiaries; and all of the outstanding shares of capital stock of each such subsidiary have been duly authorized and validly issued, are fully paid and non-assessable and (except as otherwise stated in the Registration Statement) are owned beneficially by the Guarantor subject to no security interest, other encumbrance or adverse claim;

          (h) The Guarantor had, as of the date indicated in the Final Supplemented Prospectus, an authorized capitalization as set forth in the Final Supplemented Prospectus; and all of the issued limited liability company interests of the Company and all of the issued shares of capital stock of the Guarantor have been duly and validly authorized and issued, are fully paid and non-assessable and conform to the descriptions thereof contained in the Final Supplemented Prospectus;

          (i) The Preferred Securities have been duly and validly authorized by the Company, and, when issued and delivered against payment therefor as provided herein, will be duly and validly issued and fully paid and non-assessable and will conform to the descriptions thereof contained in the Final Supplemented Prospectus;


          (j) The Subordinated Indenture dated as of ___________ ___, 1994 between the Guarantor and The First National Bank of Chicago, as trustee (the "Subordinated Indenture") and the ___% Subordinated Debentures Due 2024 of the Guarantor (the "___% Subordinated Debentures") to be issued thereunder, have been duly authorized; the Subordinated Indenture has been duly qualified under the Trust Indenture Act, and, at the Time of Delivery (as defined herein), will have been duly executed and delivered and will constitute, and the ___% Subordinated Debentures, when duly executed and authenticated in accordance with the Subordinated Indenture and issued and delivered in exchange for the Preferred Securities under circumstances provided in the Final Supplemented Prospectus, will constitute, valid and legally binding obligations of the Guarantor enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles; and the Subordinated Indenture conforms and the ___% Subordinated Debentures, when duly executed, authenticated, issued and delivered, will conform to the descriptions thereof in the Final Supplemented Prospectus;

          (k) The loan agreement, dated as of April ____, 1994 (the "Company Loan Agreement"), between the Company and Enserch Preferred Capital, Inc. ("Enserch Preferred") relating to the loans to Enserch Preferred by the Company of the proceeds of the issuance of the limited liability company interests of the Company, including the Preferred Securities, has been duly authorized and when validly executed and delivered by the Company and Enserch Preferred, will constitute a legal, valid and binding obligation of Enserch Preferred, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles; the Company Loan Agreement will conform to the descriptions thereof in the Final Supplemented Prospectus;

          (l) The Limited Liability Company Agreement constitutes a legal, valid and binding agreement of ENSERCH and Enserch Preferred, and is enforceable against ENSERCH and Enserch Preferred, in accordance with its terms, subject to the effect upon the Limited Liability Company Agreement of (i) bankruptcy, insolvency, moratorium, receivership, reorganization, liquidation, fraudulent conveyance and other similar laws relating to or affecting the rights and remedies of creditors generally, (ii) principles of equity (regardless of whether considered and applied in a proceeding in equity or at law), and (iii) applicable law relating to fiduciary duties;

          (m) The Guarantee, the loan agreement, dated as of April ____, 1994 (the "Preferred Loan Agreement"), between Enserch Preferred and the Guarantor relating to the reloan to the Guarantor by Enserch Preferred of the proceeds of the issuance of the limited liability company interests of the Company, including the Preferred Securities and the guarantee by ENSERCH of certain of Enserch Preferred's obligations under the Company Loan Agreement (the "Loan Guarantee") (the Guarantee, the Loan Guarantee and Preferred Loan Agreement being collectively referred to as "Guarantor Agreements"), have each been duly authorized and when validly executed and delivered by the Guarantor and, to the extent relevant, by Enserch Preferred, will constitute legal, valid and binding obligations of the Guarantor, enforceable in accordance with their respective terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles; the Guarantor Agreements will conform to the descriptions thereof in the Final Supplemented Prospectus; and the Guarantor Agreements will be the only instruments comprising the Backup Obligations relating to the Preferred Securities other than the provisions relating to the Guarantor in the Company's Amended and Restated Limited Liability Company Agreement (the "Limited Liability Company Agreement");

          (n) All of the issued limited liability company interests of the Company (other than the Preferred Securities) are owned directly or indirectly by the Guarantor, free and clear of all liens, encumbrances, equities or claims; and the Company is not a party to or otherwise bound by any agreement other than those described in the Final Supplemented Prospectus;

          (o) The issue and sale of the Preferred Securities by the Company, the compliance by the Company with all of the provisions of this Agreement, the execution, delivery and performance by the Company of the Company Loan Agreement, the execution, delivery and performance by Enserch Preferred of the Preferred Loan Agreement and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or Enserch Preferred is a party or by which the Company or Enserch Preferred is bound or to which any of the property or assets of the Company or Enserch Preferred is subject, nor will such action result in any violation of the provisions of the Company's Certificate of Formation or the Limited Liability Company Agreement or the Certificate of Incorporation or Bylaws of Enserch Preferred or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or Enserch Preferred or any of their properties; and no consent, approval,

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     authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Securities or the consummation by the Company of the transactions contemplated by this Agreement, except the registration under the Act of the Securities, the qualification of the Subordinated Indenture under the Trust Indenture Act and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase of the Preferred Securities and the distribution of the Securities by the Underwriters;

          (p) The issue and sale of the Preferred Securities by the Company, the compliance by the Company and the Guarantor with all of the provisions of this Agreement, the execution, delivery and performance by the Guarantor of the Guarantor Agreements, the execution, delivery and performance by Enserch Preferred of the Preferred Loan Agreement, the performance by the Guarantor of the other Backup Undertakings and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Guarantor is a party or by which it is bound or to which any of its property or assets is subject or any indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument to which any of the Guarantor's subsidiaries is a party or by which any of its subsidiaries is bound or to which any of the property or assets of its subsidiaries is subject, nor will such action result in any violation of the provisions of the Restated Articles of Incorporation or by-laws of the Guarantor or the charter or by-laws of any of its subsidiaries or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Guarantor or any of its subsidiaries or any of their properties; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue of the Backup Undertakings or the consummation by the Guarantor of the transactions contemplated by this Agreement, except the registration under the Act of the Securities and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase of the Preferred Securities and distribution of the Securities by the Underwriters;

          (q) Except as set forth in the Prospectus, there is not pending or, to the knowledge of the Guarantor, threatened, any action, suit or proceeding to which the Guarantor or any of its subsidiaries is a party, before or by any court or governmental agency or body, other than litigation incident to the kind of business conducted by the Guarantor, that might result in any material adverse change in the condition (financial or other), business, prospects, net worth or results of operations of the Guarantor and its subsidiaries considered as a whole, or might materially and adversely affect the properties or assets thereof;

          (r) Deloitte & Touche who have audited certain financial statements of the Guarantor and its other subsidiaries, are independent certified public accountants with respect to the Guarantor as required by the Act and the rules and regulations of the Commission thereunder;

          (s) There are no contracts or documents of the Company or the Guarantor or any of the Guarantor's subsidiaries that are required to be filed as exhibits to the Registration Statement or to any of the documents incorporated by reference therein by the Act, the Trust Indenture Act or the Exchange Act or by the rules and regulations of the Commission thereunder that have not been so filed;

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          (t)  The Guarantor and its subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property described in the Registration Statement and Prospectus as being owned by them, in each case free and clear of all liens, encumbrances and defects except such as are described in the Registration Statement and Prospectus or such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Guarantor and its subsidiaries; the real properties referred to in the Registration Statement and Prospectus as held under lease by the Guarantor and its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the conduct of the business of the Guarantor and its subsidiaries; the pipeline easements enjoyed by the Guarantor and its subsidiaries are valid, subsisting and enforceable easements with such exceptions as are not material and do not interfere with the conduct of the business of the Guarantor and its subsidiaries; the gas purchase contracts referred to in the Registration Statement and the Prospectus are valid contracts in accordance with their terms; the leases, operating agreements and other interests in gas acreage referred to in the Registration
     Statement and Prospectus as held by the Guarantor and its subsidiaries entitle them to the rights therein purported to be granted, subject to the jurisdiction of regulatory agencies to establish allowable levels of production; the Guarantor and its subsidiaries possess all material licenses, franchises, permits, authorizations, approvals, consents and orders of all governmental authorities or agencies (including, without limitation, all certificates of public convenience and necessity issued by the Federal Energy Regulatory Commission) necessary for the ownership or lease of the properties owned or leased or proposed to be owned or leased by them and for the operation of the business carried on or proposed to be carried on by them as described in the Registration Statement and Prospectus; all such licenses, franchises, permits, orders, authorizations, approvals and consents are in full force and effect and contain no unduly burdensome provisions and, except as otherwise set forth in the Registration Statement and Prospectus, and there are no legal or governmental proceedings pending or threatened that would result in a material modification, suspension or revocation thereof;

          (u) There are no contracts, agreements or understandings between the Company or the Guarantor and any person granting such person the right to require the Company or the Guarantor to file a registration statement under the Act with respect to any limited liability company interest of the Company or any preferred stock of the Guarantor owned or to be owned by such person or to require the Company or the Guarantor to include such securities in the securities registered pursuant to the Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company or the Guarantor under the Act;

          (v) Neither the Company nor the Guarantor nor any of the Guarantor's other subsidiaries is in violation of its charter, or, in the case of the Company, its Certificate of Formation, or the Limited Liability Company Agreement or in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease, or other instrument to which it or any of them is a party or by which it or any of them or their properties may be bound;

          (w) Neither the Company nor the Guarantor nor any of its other subsidiaries is and, after giving effect to the offering and sale of the Preferred Securities, will be an open-end investment company, unit investment trust or face-amount certificate company that is or is required to be registered under the Investment Company Act of 1940, as amended (the "Investment Company Act"); and neither the Company nor the Guarantor nor any of its

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     subsidiaries is directly or indirectly controlled by or acting on behalf of any person that is such a company or trust.

          2. Subject to the terms and conditions herein set forth, the Company agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at a purchase price per Preferred Security of $__________, the number of Preferred Securities set forth opposite the name of such Underwriter in Schedule I hereto. The Guarantor agrees to issue the Backup Undertakings concurrently with the issue and sale of the Preferred Securities as contemplated herein.

          The Guarantor hereby guarantees the timely performance by the Company of its obligations under this Section 2, Section 6 and Section 11. As compensation to the Underwriters for their commitments hereunder, and in view of the fact that the proceeds of the sale of the Preferred Securities will be loaned by the Company to Enserch Preferred, which will reloan such proceeds to the Guarantor, the Guarantor hereby agrees to pay at the Time of Delivery (as defined in Section 4 hereof) to _________________ for the accounts of the several Underwriters, an amount equal to $_______ per Preferred Security for the Preferred Securities to be delivered by the Company hereunder at the Time of Delivery, provided, however, that such compensation will be an amount equal to $_______ per Preferred Security for Preferred Securities sold to certain institutions and to be delivered by the Company hereunder at the Time of Delivery. The Underwriters shall inform the Guarantor in writing, the business day prior to the Time of Delivery, of the number of Preferred Securities sold to such institutions.

          3. Upon the authorization by you of the release of the Preferred Securities, the several Underwriters propose to offer the Preferred Securities for sale upon the terms and conditions set forth in the Final Supplemented Prospectus.

          4. A certificate or certificates in definitive form for the Preferred Securities to be purchased by each Underwriter hereunder, and in such denominations and registered in such names as ______________ may request upon at least forty-eight hours' prior notice to the Company, shall be delivered by or on behalf of the Company to you for the account of such Underwriter, against payment by such Underwriter or on its behalf of the purchase price therefor by wire transfer in New York Clearing House (next day) funds. The time, date and location of such delivery and payment shall be 9:30 a.m. New York time, on April ___, 1994, or at such other time and date as you and the Company may agree upon in writing at the offices of Mudge Rose Guthrie Alexander & Ferdon, 180 Maiden Lane, New York, New York 10038. Such time and date for delivery of the Preferred Securities is herein called the "Time of Delivery." Such certificates will be made available for checking and packaging at least twenty-four hours prior to the Time of Delivery at the office of The Depository Trust Company, 55 Water Street, New York, New York 10004.

          At the Time of Delivery, the Guarantor will pay, or cause to be paid, the compensation payable to the Underwriters under Section 2 hereof by wire transfer in New York Clearing House (next day) funds.

          5. Each of the Company and the Guarantor jointly and severally agrees with each of the Underwriters:

          (a) To prepare the Final Supplemented Prospectus in a form approved by you and to file the Final Supplemented Prospectus pursuant to Rule 424(b) under the Act not later than the Commission's close of business on the second business day following the execution and delivery of this Agreement, or, if applicable, such earlier time as may be required by Rule 424(b); to make no further amendment or any supplement to the

     Registration Statement or Final Supplemented Prospectus prior to the Time of Delivery which shall be disapproved by you promptly after reasonable notice thereof; to advise you promptly of any such amendment or supplement after the Time of Delivery and furnish you with copies thereof; in the case of the Guarantor, to file promptly all reports and any definitive proxy or information statements required to be filed with the Commission pursuant to
     Section 13(a), 13(c), 14 or 15(d) of the Exchange Act for so long as the delivery of a prospectus is required in connection with the offering or sale of the Securities; and during such same period to advise you, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed with the Commission, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any prospectus relating to the Securities, of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any prospectus relating to the Securities or suspending any such qualification, to use promptly its best efforts to obtain its withdrawal;

          (b) Promptly from time to time to take such action as you may reasonably request to qualify the Securities for offering and sale under the securities laws of such jurisdictions as you may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Securities, provided that in connection therewith neither the Company nor the Guarantor shall be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

          (c) To furnish the Underwriters with copies of the Final Supplemented Prospectus in such quantities as you may from time to time reasonably request, and, if the delivery of a prospectus is required at any time prior to the expiration of nine months after the date of this Agreement in connection with the offering or sale of the Securities and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such period to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Act or the Exchange Act, to notify you and upon your request to file such document (other than Reports on Form 10-Q or 10-K of the Guarantor, which shall be timely filed and may be filed without prior notice to you) and to prepare and furnish without charge to each Underwriter and to any dealer in securities as many copies as you may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance, and in case any Underwriter is required to deliver a prospectus in connection with the distribution of any of the Securities at any time nine months or more after the date of this Agreement, upon your request but at the expense of such Underwriter, to prepare and deliver to such Underwriter as many copies as you may request of an amended or supplemented Prospectus complying with
     Section 10(a)(3) of the Act;

          (d) In the case of the Guarantor, to make generally available to its securityholders as soon as practicable, but in any event not later than eighteen months after the effective date of the Registration Statement (as defined in Rule 158(c)), an earning statement of the Guarantor and its subsidiaries (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations thereunder (including at the option of the Guarantor Rule 158);

          (e) During the period beginning from the date hereof and continuing to and including the earlier of (i) the date, after the Time of Delivery, on which the distribution of the Securities ceases, as determined by the Underwriters, or (ii) the date which is 90 days after the Time of Delivery, not to offer, sell, contract to sell or otherwise dispose of any Securities, any limited company interests of the Company, or any preferred stock of the Guarantor or any other securities (including any backup undertakings) of the Company or the Guarantor which are substantially similar to the Preferred Securities or related Backup Undertakings, or any securities convertible into or exchangeable for Preferred Securities, related Backup Undertakings, limited liability company interests preferred stock or such substantially similar securities of either the Company or the Guarantor without your prior written consent;

          (f) To furnish to the holders of Preferred Securities as soon as practicable after the end of each fiscal year an annual report (including a balance sheet and statements of income, stockholders' equity and cash flows of the Guarantor and its consolidated subsidiaries audited by independent public accountants) and, as soon as practicable after the end of each of the first three quarters of each fiscal year (beginning with the first such fiscal quarter ending after the effective date of the Registration Statement), consolidated summary financial information of the Guarantor and its subsidiaries for such quarter in reasonable detail;

          (g) During a period of five years from the date of this Agreement to furnish to you copies of all reports or other communications (financial or other) furnished to holders of common stock of the Guarantor, and deliver to you (i) as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange on which any class of securities of the Company or the Guarantor are listed; and (ii) such additional information concerning the business and financial condition of the Guarantor as you may from time to time reasonably request (such financial statements to be on a consolidated basis to the extent the accounts of the Guarantor and its subsidiaries are consolidated in reports furnished to its stockholders generally or to the Commission); and

          (h) To use its best efforts to list, subject to notice of issuance, the Preferred Securities on the New York Stock Exchange.

          (i) To use its best efforts to list the ___% Subordinated Debentures, upon issuance in exchange for the Preferred Securities, on the New York Stock Exchange.

          6. The Company and the Guarantor jointly and severally covenant and agree with the several Underwriters that the Company and the Guarantor will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company's and the Guarantor's counsel and accountants in connection with the registration of the Securities under the Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Prospectus, the Prospectus, the Preliminary Supplemented Prospectus, the Final Supplemented Prospectus and any amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the cost of printing or producing any Agreement among Underwriters, this Agreement, the Blue Sky and any legal investment memoranda and any other documents in connection with the offering, purchase, sale and delivery of the Securities; (iii) all expenses in connection with the qualification of the Securities for offering and sale under state securities laws as provided in Section 5(b) hereof, including the reasonable fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky and legal investment surveys; (iv) any fees charged by securities rating services for rating the Securities; (v) the cost of preparing certificates for the Preferred Securities; (vi) the cost and charges of any transfer agent or registrar; (vii) the cost of qualifying the Securities with The Depository Trust Company; and
(viii) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section. lt is understood, however, that, except as provided in this Section,
Section 8 and Section 11 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, transfer taxes on resale of any of the Preferred Securities by them, and any advertising expenses connected with any offers they may make.

          7. The obligations of the Underwriters hereunder shall be subject, in their discretion, to the condition that all representations and warranties and other statements of the Company and the Guarantor herein are, at and as of the Time of Delivery, true and correct, the condition that the Company and the Guarantor shall have performed all of their obligations hereunder theretofore to be performed, and the following additional conditions:

          (a) The Final Supplemented Prospectus shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 5(a) hereof; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to your reasonable satisfaction;

          (b) Mudge Rose Guthrie Alexander & Ferdon, counsel for the Underwriters, shall have furnished to you such opinion or opinions, dated the Time of Delivery, with respect to the incorporation of the Guarantor; insofar as the Federal laws of the United States, and the laws of the State of New York are concerned, the validity of the Backup Undertakings; the Registration Statement and the Final Supplemented Prospectus; and other related matters as you may reasonably request; and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters; provided, that in rendering such opinion, Mudge Rose Guthrie Alexander & Ferdon may rely upon the opinion of William T. Satterwhite delivered pursuant to subsection (c) hereof as to all matters of Texas law and upon the opinion of Richards, Layton & Finger, P.A. delivered pursuant to subsection (e) hereof as to matters of Delaware law relating to the Company, the Preferred Securities and the Limited Liability Company Agreement;

          (c) William T. Satterwhite, Esq., Senior Vice President and General Counsel of the Guarantor, shall have furnished to you his written opinion, dated such Time of Delivery, in form and substance satisfactory to you, to the effect that:


          (i) The Company has been duly formed and is validly existing in good standing as a limited liability company under the laws of the State of Delaware;

          (ii) Each of the Guarantor, each of its United States subsidiaries (other than the Company) and each material non-United States subsidiary has been duly incorporated and is an existing corporation in good standing under the laws of its jurisdiction of incorporation, has full power and authority (corporate and other) to conduct its business as described in the Registration Statement and Prospectus and is duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction in which it owns or leases real property or in which the conduct of its business requires such qualification, except where the failure to be so qualified, considering all such cases in the aggregate, does not involve a material risk to the business, properties, financial position or results of operations of the Company or of the Guarantor and its subsidiaries; and all of the outstanding shares of capital stock of each of the Guarantor's subsidiaries (other than the Company) have been duly authorized and validly issued, are fully paid and non-assessable and (except as otherwise stated in the Registration Statement) are owned beneficially by the Guarantor subject to no security interest, other encumbrance or adverse claim;

          (iii) The Guarantor has authorized capital stock as set forth in the Final Supplemented Prospectus, and all of the issued shares of capital stock of the Guarantor have been duly and validly authorized and issued and are fully paid and non-assessable and conform to the descriptions thereof contained in the Prospectus; and all of the issued limited liability company interests of the Company (other than the Preferred Securities) are owned directly or indirectly by the Guarantor, and, except as disclosed in the Final Supplemented Prospectus, are so owned free of all liens and, to the knowledge of such counsel, encumbrances, equities or claims;

          (iv) The Preferred Securities have been duly and validly authorized and are validly issued and, subject to the qualifications set forth herein, are fully paid and nonassessable limited liability company interests in the Company, as to which the members of the Company who hold the Preferred Securities, in their capacities as members of the Company, will have no liability solely by reason of being Preferred Security Holders in excess of their share of the Company's assets and undistributed profits (subject to the obligation of a Preferred Security Holder to repay any funds wrongfully distributed to it);

          (v) The Subordinated Indenture and the ___% Subordinated Debentures have been duly authorized; the Subordinated Indenture has been duly qualified under the Trust Indenture Act, executed and delivered and constitutes, and the ___% Subordinated Debentures, when duly executed and authenticated in accordance with the Subordinated Indenture and issued and delivered in exchange for the Preferred Securities, will constitute, valid and legally binding obligations of the Guarantor enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles;

          (vi) The Guarantor Agreements have each been duly authorized, executed and delivered by the Guarantor and, in the case of the Loan Agreement, Enserch Preferred, and constitute legal, valid and binding obligations of the Guarantor, enforceable in accordance with their respective terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles; the Guarantor Agreements conform to the descriptions thereof in the Final Supplemented Prospectus; and the Guarantor Agreements are the only instruments comprising the Backup Undertakings relating to the Preferred Securities other than the provisions relating to the Guarantor in the Limited Liability Company Agreement;

          (vii) The Company Loan Agreement has been duly authorized, executed and delivered by the Company and Enserch Preferred, and constitutes a legal, valid and binding obligation of Enserch Preferred, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles; the Company Loan Agreement conforms to the descriptions thereof in the Final Supplemented Prospectus;

          (viii) The Limited Liability Company Agreement constitutes a legal, valid and binding agreement of ENSERCH and Enserch Preferred, and is enforceable against ENSERCH and Enserch Preferred, in accordance with its terms, subject to the effect upon the Limited Liability Company Agreement of (i) bankruptcy, insolvency, moratorium, receivership, reorganization, liquidation, fraudulent conveyance and other similar laws relating to or affecting the rights and remedies of creditors generally, (ii) principles of equity (regardless of whether considered and applied in a proceeding in equity or at law), and (iii) applicable law relating to fiduciary duties;

          (ix) This Agreement has been duly authorized, executed and delivered by each of the Company and the Guarantor;

          (x) The issue and sale by the Company of the Preferred Securities, the compliance by the Company and the Guarantor with all of the provisions of this Agreement, the execution, delivery and performance by the Guarantor of the Guarantor Agreements, the performance by the Guarantor or Enserch Preferred of the other Backup Undertakings and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any statute, any agreement or instrument known to such counsel to which the Company or the Guarantor or any of the Guarantor's subsidiaries is a party or by which the Company or the Guarantor or any of the Guarantor's subsidiaries is bound or to which any of the property of the Company or the Guarantor or any of the Guarantor's subsidiaries is subject, the Certificate of Formation and Limited Liability Company Agreement, the Restated Articles of Incorporation, as amended, or By-laws of the Guarantor, or any order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over the Company, the Guarantor or any of the Guarantor's subsidiaries or any of their properties; and no consent, approval, authorization or order of, or filing with, any court or governmental agency or body is required for the consummation of the transactions contemplated by this Agreement in connection with the issuance or sale of the Preferred Securities, the issuance and performance of the Backup Undertakings (including the execution, delivery and performance of the Guarantor Agreements), or the consummation by the Company and the Guarantor of the transactions contemplated herein and therein except such as have been obtained under the Act, the Trust Indenture Act and such as may be required under state securities laws in connection with the purchase and distribution of the Preferred Securities by the Underwriters; and

          (xi) Neither the Company nor the Guarantor is a "holding company" or a "subsidiary company" of a "holding company" within the meaning of the Public Utility Holding Company Act of 1935, as amended.

          (xii) The Registration Statement has become effective under the Act; the Final Supplemented Prospectus has been filed as required by Rule 424 under the Act; and to the best knowledge of such counsel no stop order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose has been instituted or threatened by the Commission;

          (xiii) Each part of the registration statement, when such part became effective, and the Prospectus and any amendment or supplement thereto, on the date of filing thereof with the Commission and at the Time of Delivery, complied as to form in all material respects with the requirements of the Act, the Trust Indenture Act and the Rules and Regulations; such counsel have no reason to believe that either any part of the registration statement, when such part became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus and any amendment or supplement thereto, on the date of filing thereof with the Commission or at the Time of Delivery, included an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and the documents incorporated by reference in the Registration Statement or Prospectus or any amendment or supplement thereto, when they became effective under the Act or were filed with the Commission under the Exchange Act, as the case may be, complied as to form in all material respects with the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder; it being understood that such counsel need express no opinion as to the financial statements or other financial data and the description of the reports of DeGolyer and MacNaughton, included in any of the documents mentioned in this clause;

          (xiv) The description in the Registration Statement and Prospectus of statutes, legal and governmental proceedings, contracts and other documents are accurate and fairly present the information required to be shown; the pipeline easements enjoyed by the Guarantor and its subsidiaries are valid, subsisting and enforceable easements with such exceptions as are not material and do not interfere with the conduct of the business of the Guarantor and its subsidiaries; the gas purchase contracts referred to in the Registration Statement and the Prospectus are valid contracts in accordance with their terms; the leases, operating agreements and other interests in gas acreage referred to in the Registration Statement and Prospectus as held by the Guarantor and its subsidiaries entitled them to the rights therein purported to be granted, subject to the jurisdiction of regulatory agencies to establish allowable levels of production; the Guarantor and its subsidiaries possess all material licenses, franchises, permits, authorizations, approvals, consents and orders of all governmental authorities or agencies (including, without limitation, all certificates of public convenience and necessity issued by the Federal Energy Regulatory Commission) necessary for the ownership or lease of the properties owned or leased or proposed to be owned or leased by them and for the operation of the business carried on or proposed to be carried on by them as described in the Registration Statement and Prospectus; all such licenses, franchises, permits, orders, authorizations, approvals and consents are in full force and effect and contain no unduly burdensome provisions and, except as otherwise set forth in the Registration Statement and Prospectus, there are no legal or governmental proceedings pending or threatened that would result in a material modification, suspension or revocation thereof; and such counsel do not know of any statutes or legal or governmental proceedings required to be described in the Prospectus that are not described as required, or of any contracts or documents of a character required to be described in the Registration Statement or Prospectus (or required to be filed under the Exchange Act if upon such filing they would be incorporated by reference therein) or to be filed as exhibits to the Registration Statement that are not described and filed as required;

          In rendering his opinion, such counsel may rely, as to matters of Delaware law relating to the Company, the Preferred Securities and the Limited Liability Company Agreement, upon the opinion of Richards, Layton & Finger, P.A., delivered pursuant to such subsection (e) hereof;

          (d) Sullivan & Cromwell, special tax counsel for the Company and the Guarantor, shall have furnished to you their written opinion, dated the Time of Delivery, in form and substance satisfactory to you, to the effect that such counsel confirms its opinion as set forth under "United States Taxation" in the Final Supplemented Prospectus;

          (e) Richards, Layton & Finger, P.A., special Delaware counsel for the Company, shall have furnished to you their written opinion, dated the Time of Delivery, in form and substance satisfactory to you, to the effect that:

          (i) The Company has been duly formed and is validly existing in good standing as a limited liability company under the laws of the State of Delaware;

          (ii) Under the Limited Liability Company Agreement and the Delaware Limited Liability Company Act (6 Del. C. (S) 18-101, et seq.) (the
                                           -------             -- ----
          "LLC Act"), the Company has all necessary limited liability company power and authority to own its properties and conduct its business, all as described in the Final Supplemented Prospectus;

          (iii) The limited liability company interests of the Company issued to ENSERCH and Enserch Preferred Capital, Inc. have been duly and validly authorized and are validly issued;

          (iv) The Preferred Securities have been duly and validly authorized and are validly issued and, subject to the qualifications set forth herein, are fully paid and nonassessable limited liability company interests in the Company, as to which the members of the Company who hold the Preferred Securities (the "Preferred Security Holders"), in their capacities as members of the Company, will have no liability solely by reason of being Preferred Security Holders in excess of their share of the Company's assets and undistributed profits (subject to the obligation of a Preferred Security Holder to repay any funds wrongfully distributed to it);

          (v) The Limited Liability Company Agreement constitutes a legal, valid and binding agreement of ENSERCH and Enserch Preferred, and is enforceable against ENSERCH and Enserch Preferred, in accordance with its terms, subject to the effect upon the Limited Liability Company Agreement of (i) bankruptcy, insolvency, moratorium, receivership, reorganization, liquidation, fraudulent conveyance and other similar laws relating to or affecting the rights and remedies of creditors generally, (ii) principles of equity (regardless of whether considered and applied in a proceeding in equity or at law), and (iii) applicable law relating to fiduciary duties;

          (vi) Under the Limited Liability Company Agreement and the LLC Act, the Company has all necessary limited liability company power and authority to execute and deliver, and to perform its obligations under, the Company Loan Agreement and this Agreement;

          (vii) Under the Limited Liability Company Agreement and the LLC Act, the execution and delivery by the Company of the Company Loan Agreement and this Agreement, and the performance by the Company of its obligations thereunder and hereunder, have been duly authorized by all necessary limited liability company action on the part of the Company;

          (viii) Under the Limited Liability Company Agreement and the LLC Act, the Company Loan Agreement and this Agreement have been duly executed by the Company;

          (ix) The issuance and sale by the Company of the Preferred Securities pursuant to this Agreement and the execution, delivery and performance by the Company of the Company Loan Agreement and this Agreement will not violate (i) any Delaware statute, rule or regulation, (ii) the Certificate of Formation of the Company or the Limited Liability Company Agreement, or (iii) any order known to such counsel (without any investigation) of any Delaware court or Delaware governmental agency or body having jurisdiction over the Company;

          (x) No consent, approval, authorization, order, registration or qualification of or with any such Delaware court or Delaware governmental agency or body is required solely (a) for the issuance and sale by the Company of the Preferred Securities pursuant to this Agreement or the execution, delivery and performance by the Company of the Company Loan Agreement or this Agreement, or (b) for the execution, delivery and performance by the Guarantor of the Guarantee; and

          (xi) Such counsel has reviewed the statements in the Final Supplemented Prospectus under the caption "Enserch Capital L.L.C." and, insofar as it contains statements of Delaware law, such statements are fairly presented.

          (f) On the date of this Agreement and also at the Time of Delivery, Deloitte & Touche shall have furnished to you a letter or letters, dated the respective date of delivery thereof, in form and substance satisfactory to you, to the effect set forth in Annex l hereto;

          (g) (i) None of the Company, the Guarantor or any of the Guarantor's other subsidiaries shall have sustained since the date of the latest audited financial statements included or incorporated by reference in the Final Supplemented Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Final Supplemented Prospectus, and (ii) since the respective dates as of which information is given in the Final Supplemented Prospectus there shall not have been any material change, on a consolidated basis, in the capital stock (other than from stock issued under employee benefit and stock option plans) or long-term debt (other than from currency fluctuations and normal repurchases of long-term debt for sinking fund purposes and scheduled repayments) of Guarantor and its subsidiaries or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, stockholders' equity (other than any decrease in net worth as a result of the declaration by the Guarantor of regular quarterly dividends on its preferred stock and Common Stock) or results of operations of the Guarantor and its subsidiaries considered as a whole, otherwise than as set forth or contemplated in the Final Supplemented Prospectus, the effect of which, in any such case described in Clause (i) or (ii), is in your judgment so material and adverse as to make it impracticable or inadvisable to proceed with the public offering of the Securities or the delivery of the Preferred Securities on the terms and in the manner contemplated in the Final Supplemented Prospectus;

          (h) On or after the date hereof no downgrading shall have occurred in the rating accorded the Preferred Securities or any of the Guarantor's debt securities or preferred stock (including the Guarantee or any other Backup Undertakings in respect of the Preferred Securities) by any "nationally recognized statistical rating organization," as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Act;

          (i) On or after the date hereof there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange; (ii) a general moratorium on commercial banking activities in New York declared by either Federal or New York State authorities; or (iii) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war if the effect of any such event specified in this Clause (iii) in your judgment makes it impracticable or inadvisable to proceed with the public offering of the Securities or the delivery of the Preferred Securities on the terms and in the manner contemplated by the Final Supplemented Prospectus;

          (j) The Preferred Securities shall have been duly listed, subject to notice of issuance, on the New York Stock Exchange;

          (k) The Guarantor shall have furnished or caused to be furnished to you at the Time of Delivery certificates of (i) the Chief Executive Officer, the President or any Executive Vice President and (ii) a principal financial or accounting officer of the Guarantor, or other officers of the Guarantor satisfactory to you, as to the accuracy of the representations and warranties of the Company and the Guarantor herein at and as of the Time of Delivery, as to the performance by the Company and the Guarantor of all of their obligations hereunder to be performed at or prior to the Time of Delivery, as to the matters set forth in subsections (a) and (g) of this Section and as to such other matters as you may reasonably request; and

          (l) A Special Event (as defined in the Preliminary Supplemented Prospectus) shall not have occurred and be continuing; provided that it shall also be a condition of the obligations of the Company and the Guarantor hereunder to issue and sell the Preferred Securities that a Special Event shall not have occurred and be continuing.

          8. (a) The Company and the Guarantor will jointly and severally indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement, the Prospectus, the Preliminary Supplemented Prospectus, the Final Supplemented Prospectus or any other prospectus relating to the Securities, nor any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that neither the Company nor the Guarantor shall be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement, the Prospectus, the Preliminary Supplemented Prospectus, the Final Supplemented Prospectus or any other prospectus relating to the Securities, or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company or the Guarantor by any Underwriter through you expressly for use therein.

          (b) Each Underwriter will indemnify and hold harmless the Company and the Guarantor against any losses, claims, damages or liabilities to which the Company or the Guarantor may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement, the Prospectus, the Preliminary Supplemented Prospectus, the Final Supplemented Prospectus and any other prospectus relating to the Securities, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, the Registration Statement, the Prospectus, the Preliminary Supplemented Prospectus, the Final Supplemented Prospectus and any other prospectus relating to the Securities, or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company or the Guarantor by such Underwriter through you expressly for use therein; and will reimburse the Company and the Guarantor for any legal or other expenses reasonably incurred by the Company or the Guarantor in connection with investigating or defending any such action or claim as such expenses are incurred.

          (c)  Promptly after receipt by an indemnified party under subsection
(a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof, but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation.

          (d) If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Guarantor on the one hand and the Underwriters on the other from the offering of the Securities. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and the Guarantor on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company and the Guarantor on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as (i) the total proceeds from the offering (before deducting expenses) received by the Company less the total underwriting compensation paid by the Guarantor bears to (ii) the total underwriting compensation received by the Underwriters, in each case as set forth in, or in footnotes to, the table on the cover page of the Final Supplemented Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company and the Guarantor on the one hand or the Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the Guarantor and the Underwriters agree that it would not be just and equitable if contributions pursuant to this subsection (d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this subsection (d) to contribute are several in proportion to their respective underwriting obligations and not joint.

          (e)  The obligations of the Company and the Guarantor under this
Section 8 shall be in addition to any liability which the Company and the Guarantor may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section 8 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company and the Guarantor and to each person, if any, who controls the Company or the Guarantor within the meaning of the Act.

          9. (a) If any Underwriter shall default in its obligation to purchase the Preferred Securities which it has agreed to purchase hereunder, you may in your discretion arrange for you or another party or other parties to purchase such Preferred Securities on the terms contained herein. If within thirty-six hours after such default by any Underwriter you do not arrange for the purchase of such Preferred Securities, then the Company and the Guarantor shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to you to purchase such Preferred Securities on such terms. ln the event that, within the respective prescribed periods, you notify the Company and the Guarantor that you have so arranged for the purchase of such Preferred Securities, or the Company or the Guarantor notifies you that it has so arranged for the purchase of such Preferred Securities, you or the Company and the Guarantor shall have the right to postpone the Time of Delivery for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Final Supplemented Prospectus, or in any other documents or arrangements, and the Company and the Guarantor agree to file promptly any amendments or supplements to the Registration Statement or the Prospectus which in your opinion may thereby be made necessary. The term "Underwriter" as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to this Agreement with respect to such Preferred Securities.

          (b) If, after giving effect to any arrangements for the purchase of the Preferred Securities of a defaulting Underwriter or Underwriters by you and the Company and the Guarantor as provided in subsection (a) above, the aggregate number of such Preferred Securities which remains unpurchased does not exceed one-eleventh of the aggregate number of all the Preferred Securities, then the Company and the Guarantor shall have the right to require each non-defaulting Underwriter to purchase the number of Preferred Securities which such Underwriter agreed to purchase hereunder and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the number of Preferred Securities which such Underwriter agreed to purchase hereunder) of the Preferred Securities of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

          (c) If, after giving effect to any arrangements for the purchase of the Preferred Securities of a defaulting Underwriter or Underwriters by you and the Company and the Guarantor as provided in subsection (a) above, the aggregate number of such Preferred Securities which remains unpurchased exceeds one-eleventh of the aggregate number of all the Preferred Securities, or if the Company and the Guarantor shall not exercise the right described in subsection
(b) above to require non-defaulting Underwriters to purchase Preferred Securities of a defaulting Underwriter or Underwriters, then this Agreement shall thereupon terminate, without liability on the part of any non-defaulting Underwriter, the Company or the Guarantor, except for the expenses to be borne by the Company, the Guarantor and the Underwriters as provided in Section 6 hereof and the indemnity and contribution agreements in Section 8 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

          10. The respective indemnities, agreements, representations, warranties and other statements of the Company, the Guarantor and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person of any Underwriter, or the Company, the Guarantor or any officer or director or controlling person of the Company or the Guarantor, and shall survive delivery of and payment for the Preferred Securities.

          11. If this Agreement shall be terminated pursuant to Section 9 hereof or if the purchase of Preferred Securities by the Underwriters is not consummated solely because of the occurrence of an event specified in Section 7(i), the Company and the Guarantor shall not then be under any liability to any Underwriter except as provided in Section 6 and Section 8 hereof; but, if for any other reason, the Preferred Securities are not delivered by or on behalf of the Company or the related Backup Undertakings issuable by the Guarantor are not concurrently issued by the Guarantor) as provided herein, the Company and the Guarantor will reimburse the Underwriters through you for all out-of-pocket expenses approved in writing by you, including fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of the Preferred Securities (or Backup Undertakings not so issued), but the Company and the Guarantor shall then be under no further liability to any Underwriter except as provided in Section 6 and Section 8 hereof.

          12. In all dealings hereunder, you shall act on behalf of each of the Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by you jointly or by [______________] on behalf of you as the representatives.

          All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriters shall be delivered or sent by mail, telex or facsimile transmission to you as the representatives in care of [_______________________________________]; and if to the Company or the
Guarantor shall be delivered or sent by mail to the address of the Guarantor set forth in the Registration Statement, Attention: Secretary; provided, however, that any notice to an Underwriter pursuant to Section 8(c) hereof shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its Underwriters' Questionnaire, or telex constituting such Questionnaire, which address will be supplied to the Company or the Guarantor by you upon request. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

          13. This Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Company, the Guarantor and, to the extent provided in Sections 8 and 10 hereof, the officers and directors of the Guarantor and each person who controls the Company and the Guarantor or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Preferred Securities from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

          14. Time shall be of the essence of this Agreement. As used herein, the term "business day" shall mean any day when the Commission's office in Washington, D.C. is open for business.

          15. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

          16. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

          If the foregoing is in accordance with your understanding, please sign and return to us 12 counterparts hereof, and upon the acceptance hereof by you, on behalf of each of the Underwriters. This letter and such acceptance hereof shall constitute a binding agreement between each of the Underwriters, on the one hand, and the Company and the Guarantor, on the other hand. It is understood that your acceptance of this letter on behalf of each of the Underwriters is pursuant to the authority set forth in a form of Agreement Among Underwriters, the form of which shall be submitted to the Company and the Guarantor for examination upon request, but without warranty on your part as to the authority of the signers thereof.

                                         Very truly yours,

                                         ENSERCH CAPITAL L.L.C.

                                         By: ENSERCH Corporation


                                         ________________________________
                                         Name:
                                         Title:


                                         ENSERCH CORPORATION



                                         _______________________________
                                         Name:
                                         Title:


Accepted as of the date hereof:

[_________________________]

By: ______________________________
    Name:
    Title:


On behalf of each of the Underwriters

                                   SCHEDULE I


                                                       Total Number of
                                                       Preferred
                                                       Securities
         Underwriter                                   to be Purchased
         -----------                                   ----------------


                                                       ----------------

  Total................................
                                                       ================


                                                                         ANNEX I


                         [Form of letter of accountants
                   to be delivered pursuant to Section 7(f)]


          Pursuant to Section 7(f) of the Underwriting Agreement, the accountants shall furnish letters to the Underwriters to the effect that:

          1. They are independent certified public accountants with respect to the Guarantor and its subsidiaries within the meaning of the Act and the Rules and Regulations.

          2. In their opinion, the financial statements and any schedules audited by them and included or incorporated by reference in the Registration Statement and Prospectus comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act, as applicable, and the published rules and regulations of the Commission thereunder. They have performed the procedures specified by the American Institute of Certified Public Accountants for a review of interim financial information as described in SAS 71, Interim Financial Information, on the
                                    -----------------------------
unaudited financial statements included in the Guarantor's Quarterly Reports on Form 10-Q incorporated by reference in the Prospectus.

          3. On the basis of procedures referred to in such letter, including a reading of the minutes and the latest available interim financial statements of the Guarantor and inquiries of officials of the Guarantor responsible for financial and accounting matters, nothing caused them to believe that:

          (A) Any material modifications should be made to the unaudited financial statements, if any, included or incorporated by reference in the Prospectus, for them to be in conformity with generally accepted accounting principles;

          (B) the unaudited financial statements, if any, included or incorporated by reference in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act or the Exchange Act and the published rules and regulations of the Commission thereunder;

          (C) the unaudited pro forma condensed consolidated financial statements, if any, included or incorporated by reference in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act or the Exchange Act and the published rules and regulations of the Commission thereunder or the pro forma adjustments have not been properly applied to the historical amounts in the compilation of those statements;

          (D) at the date of the latest available internal balance sheet of the Guarantor and at a subsequent specified date not more than five days prior to the date of such letter, there was any change in the capital stock (other than from stock issued under employee benefit and stock option plans), or any increase in long-term debt (other than from currency fluctuations and normal repurchases of long-term debt for sinking fund purposes and scheduled repayments) of the Guarantor and its subsidiaries consolidated or any decrease in consolidated net current assets or net assets (excluding any decrease in net assets as a result of the declaration by the Guarantor of regular quarterly dividends on its preferred stock and Common Stock) as compared with amounts shown in the latest balance sheet included or incorporated by reference in the Prospectus, except in all cases for changes, increases or decreases that the Prospectus discloses have occurred or may occur or as may be set forth in such letter; or

          (E) for the period from the date of the latest income statement included or incorporated by reference in the Prospectus to the date of the latest available internal income statement of the Guarantor, there was any decrease, as compared with the corresponding period of the previous year in consolidated revenues or in the total or per share amounts of income before extraordinary items or of net income, except in all cases for changes or decreases that the Prospectus discloses have occurred or may occur or as may be set forth in such letter.

          4. In addition to their audit referred to in their reports included or incorporated by reference in the Registration Statement and Prospectus and the procedures referred to in (3) above, they have carried out certain other specified procedures, not constituting an audit, with respect to certain specified dollar amounts, percentages and other financial information (in each case to the extent that such dollar amounts, percentages and other financial information are derived, directly or by analysis or computation, from the general accounting records of the Guarantor and its subsidiaries) that are included or incorporated by reference in the Prospectus and appear in the Prospectus or incorporated documents and have found such dollar amounts, percentages and financial information to be in agreement with the general accounting records of the Guarantor and its subsidiaries.

          For purposes of this letter, all references in this Annex I to the Prospectus shall be deemed to the Final Supplemented Prospectus in the form in which it is proposed to be filed but otherwise as defined in the Underwriting Agreement (including all documents incorporated by reference therein) as of the date of the letter delivered on the date of the Underwriting Agreement and to the Final Supplemented Prospectus as defined in the Underwriting Agreement (including all documents incorporated by reference therein), or, if the Prospectus has at such time been further amended or supplemented, to the Prospectus as so further amended or supplemented, as of the date of the letter delivered at the Time of Delivery.